INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 5, 2020

New York, New York

September [    ], 2020

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 5, 2020. The proxy statement and annual report to shareholders are available at the respective websites listed below or by calling the Insight Select Income Fund at 1-866-333-6685.

Annual Report:	https://www.insightinvestment.com/globalassets/documents/us-redesign-documents/insight-select-income/fund-information/insight-select-income-fund-annual-report.pdf

Proxy Statement:	[ ]

TO THE SHAREHOLDERS OF INSIGHT SELECT INCOME FUND:

A Special Meeting of Shareholders of Insight Select Income Fund (the “Fund”) will be held on November 5, 2020 at 10:30 a.m. (Eastern time) (the “Special Meeting”).

Notice is hereby given that the Special Meeting is being held for the following purposes:

1.

To approve an amendment to the investment advisory agreement between Insight North America LLC and Insight Select Income Fund to provide that fees paid under that agreement will be based on managed assets; and

2.

To approve revisions to the Fund’s fundamental investment policies required by the 1940 Act and the elimination of certain of the Fund’s fundamental investment policies not required by the 1940 Act or other applicable laws:

2.1.	Revise the Fund’s fundamental investment policy related to borrowing money.

2.2.	Revise the Fund’s fundamental investment policy related to issuing senior securities.

2.3.	Revise the Fund’s fundamental investment policy related to underwriting securities issued by other persons.

2.4.	Revise the Fund’s fundamental investment policy related to investment concentration.

2.5.	Revise the Fund’s fundamental investment policy related to purchasing or selling real estate.

2.6.	Revise the Fund’s fundamental investment policy related to purchasing or selling commodities.

2.7.	Revise the Fund’s fundamental investment policy related to making loans to other persons.

2.8.	The elimination of certain of the Fund’s fundamental investment policies not required by law.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement.

In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/[    ] at the meeting date and time described in the accompanying proxy statement. The password for the meeting is [INSI2020]. To participate in the Special Meeting, you will need to log on using the control number from your proxy card. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

The purposes referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Special Meeting virtually. Shareholders of record at the close of business on September 10, 2020 are entitled to notice of and to vote at the meeting. If you cannot be present at the Special Meeting virtually, we urge you to fill in, sign, and promptly return the enclosed proxy card, or to vote via the Internet or by telephone, in order that the Special Meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

Clifford Corso

President, Insight Select Income Fund

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE SPECIAL MEETING (VIRTUALLY), PLEASE REFER TO THE INFORMATION ABOUT ATTENDING THE MEETING IN THE ACCOMPANYING PROXY STATEMENT.

INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.	What is this document and why did we send it to you?

A.

This booklet contains the Notice of a Special Meeting of Shareholders (the “Notice”) of Insight Select Income Fund (the “Fund”) and Proxy Statement, which provide you with information that you should review before voting on the Proposals that will be presented at the Special Meeting of Shareholders (the “Meeting”). You are receiving this proxy material because you own Fund shares of beneficial interest in the Fund. As a shareholder, you have the right to vote on the Proposals.

Q.	Who is asking for my vote?

A.	The Board of Trustees of the Fund (“Board”) is asking you to vote at the Meeting. The Proposals are as follows:

1.

To approve an amendment to the investment advisory agreement between Insight North America LLC and Insight Select Income Fund to provide that fees paid under that agreement will be based on managed assets; and

2.

To approve revisions to the Fund’s fundamental investment policies required by the 1940 Act and the elimination of certain of the Fund’s fundamental investment policies not required by the 1940 Act or other applicable laws.

Q.	How does the Board recommend I vote?

A.	The Board recommends that you vote “FOR” all Proposals.

Q.	Who is eligible to vote?

A.

Shareholders of record at the close of business on September 10, 2020 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q.	Why is the Board proposing to revise or the elimination of certain of the Fund’s fundamental investment policies?

A.

The Board, at the Adviser’s recommendation, approved a change in the Fund’s investment strategies to allow the use of leverage by the Fund to the extent permitted by the 1940 Act; however, before the Fund can fully implement its change in strategy, changes to the Fund’s fundamental investment policies with respect to borrowing money and issuing senior securities require the approval of Shareholders. We are proposing that these policies be amended to allow the Fund to borrow money for investment purposes. In addition, the amended policies would give the Fund maximum flexibility, currently or in the future, provided under applicable laws. Some of the Fund’s other fundamental policies are no longer required to be fundamental. These non-required fundamental policies, some adopted nearly 50 years ago, are no longer applicable, overlap to a certain extent with legal requirements already imposed upon the Fund, or are inconsistent with the Fund’s new investment strategies. The Adviser believes that modifying or eliminating restrictions that are obsolete, unnecessary, or inconsistent would give the Fund more flexibility to pursue its investment goals. The Fund would continue to be managed in accordance with the investment objective and strategies described in the Fund’s annual report or other disclosure documents as such documents are updated from time to time.

Q.	Why is the Board proposing to amend the investment advisory agreement?

A.

The Board is proposing to amend the investment advisory agreement to compensate the Adviser based on the Fund’s managed assets, which includes the proceeds from borrowing for investment purposes and the issuance of senior securities. Regardless of the source of the Fund’s assets, the Adviser manages the Fund’s asset pursuant to the Fund’s investment strategy. For this reason, the Board believes that it is appropriate to compensate the Adviser based on “managed assets” rather than net assets (which would exclude proceeds from borrowing of the issuance of senior securities).

Q.	How can I vote my shares?

A.	Please follow the instructions included on the enclosed Proxy Card.

Q.	What if I want to revoke my proxy?

A.

You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of the Fund at 200 Park Avenue, 7th Floor, New York, NY 10166, (ii) by authorizing a later-dated proxy (either by signing and mailing another proxy card, or by calling AST Fund Solutions (the “Proxy Solicitor”) at (877) 783-5524) or (iii) by voting at the Meeting.

Q.	What happens if the shareholders don’t approve one or all of the proposals?

A.

In the event that Proposal 1 is not approved by the shareholders of the Fund, the investment advisory agreement between Insight North America LLC and Insight Select Income Fund will remain in place and the Adviser will continue to manage the Fund according to the existing contract.

In the event that one or more of Proposals 2.1 through 2.8 is approved by the shareholders, such fundamental investment policy change will be implemented. In the event that one or more of Proposals 2.1 through 2.8 is not approved by the shareholders of the Fund, such change will not be implemented, and the Fund will continue to be managed in accordance with its current respective stated fundamental investment policy.

Q.	Whom do I call if I have questions regarding the proxy?

A.	You can call the Proxy Solicitor at (877) 783-5524.

INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Insight Select Income Fund (the “Fund”) for use at the Special Meeting of Shareholders of the Fund to be held on November 5, 2020, at 10:30 a.m. (Eastern time), and at any adjournments thereof (the “Meeting”). The Board is seeking your vote for the approval of (1) an amendment to the investment advisory agreement between Insight North America LLC (the “Adviser”) and the Fund to provide that fees paid under that agreement will be based on managed assets; and (2) revisions to the Fund’s fundamental investment policies required by the Investment Company Act of 1940 (the “1940 Act”) and the elimination of certain of the Fund’s fundamental investment policies not required by the 1940 Act or other applicable laws. These proposals are designed, in part, to modernize the Fund’s operations and make the Fund a more attractive investment alternative in a competitive marketplace.

The Adviser has requested, and the Board has approved, a change in the Fund’s investment strategy to use leverage in the management of the Fund (i.e., to allow the Fund to borrow money, or issue senior securities, or both, and to use the proceeds for investment purposes). In order to use leverage in the manner recommended by the Adviser and to the extent permitted by the 1940 Act, shareholders are being asked to approve revisions of the Fund’s fundamental investment policies with respect to borrowing and issuing senior securities. In addition, shareholders are being asked to approve the revision or elimination of the Fund’s other fundamental investment policies that will modernize the Fund’s fundamental investment policies, which were adopted by the Fund at its inception nearly 50 years ago. In addition, the Adviser seeks to be compensated on all of the Fund’s assets under its management regardless of its source (borrowing, issuance of debt or preferred securities or paid-in capital).

In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/[ ] at the meeting date and time described in the accompanying proxy statement. The password for the meeting is [INSI2020]. To participate in the Special Meeting, you will need to log on using the control number from your proxy card. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

If you plan to attend the Special Meeting virtually on the Internet, you must register by following the instructions contained in the “INFORMATION ABOUT ATTENDING THE MEETING” section of this Proxy Statement.

A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about [ ], 2020.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the Special Meeting. Voting via the Internet or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Special Meeting and vote your shares virtually. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Special Meeting. The cost of soliciting proxies will be borne by the Fund and the Adviser equally.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE PROPOSALS AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

The Fund’s shares of beneficial interest trade on the New York Stock Exchange under the ticker symbol “INSI.”

On September 10, 2020, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting (the “Record Date”), there were 10,710,034.728 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2020, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 1-866-333-6685.

INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

INTRODUCTION

The Board of Trustees of the Fund (the “Board”), at the recommendation of Insight North America LLC, the investment adviser (the “Adviser”) to Insight Select Income Fund (the “Fund”), approved a change in the Fund’s investment strategies to allow the use of leverage by the Fund to the extent permitted by the 1940 Act; however, before the Fund can implement its change in strategy, changes to the Fund’s fundamental investment policies with respect to borrowing money and issuing senior securities require the approval of Shareholders. the Adviser has also requested that the Fund’s investment advisory agreement be amended to calculate the Fund’s investment advisory fee based on “managed assets” (i.e., net assets plus the proceeds from borrowings and the issuance of senior securities for investment purposes) rather than net assets. Finally, Shareholders are being asked to approve revisions to or the elimination of certain of the Fund’s other fundamental investment policies (adopted nearly 50 years ago at the Fund’s inception) in order to modernize the Fund’s investment policies. If these policies are revised and eliminated as proposed, the Fund will have substantially similar policies to other, more recently organized, closed-end investment companies and provide greater flexibility to the Adviser to manage the Fund’s assets using certain investment strategies and techniques not contemplated at the time of the Fund’s inception.

At the Board’s meeting on March 18, 2020 (the “March Meeting”), the Adviser discussed the possibility of adding leverage to the Fund and, in connection therewith, to be compensated based on average daily “managed assets” (i.e., net assets plus the proceeds from borrowings and the issuance of senior securities for investment purposes). The Adviser discussed the benefits of managing a leveraged closed-end fund versus a non-leveraged closed-end fund, the fact that very few fixed income funds being organized today do not use leverage, the risks of leverage generally and in comparison to non-leveraged funds, and other alternatives to grow the Fund’s assets and increase the Fund’s yield and maintain a consistent dividend in the current rate environment. The Board also discussed the asset coverage requirements under the 1940 Act for borrowing and the issuance of senior securities which effectively limit the amount of leverage a Fund can utilize. At the March Meeting, the Board requested that the Adviser continue its analysis regarding the use of leverage.

At the Board’s June 24, 2020 meeting (the “June Meeting”), the Adviser proposed that the Board approve, subject to required shareholder approval, a change in the Fund’s investment strategy to permit the use of leverage and an amendment to the Fund’s investment advisory agreement to compensate the Adviser based on average daily “managed assets” (i.e., net assets plus the proceeds from borrowings for investment purposes and the issuance of senior securities) rather than net assets (the “Leverage Proposal”). In addition, in order to implement the Leverage Proposal, the Adviser recommended changes to the Fund’s fundamental investment policies to allow the Fund to borrow money, or issue senior securities, or both, and to use the proceeds for investment purposes. No action was taken by the Board with respect to these matters at the June Meeting. The Board requested additional information from the Adviser to further consider the Leverage Proposal.

At a special meeting of the Board held on July 30, 2020 (the “July Meeting”), the Adviser provided additional information requested by the Board relating to the Leverage Proposal. The Board determined to approve the (1) change in investment strategy to allow the Fund to borrow money and/or issue senior securities for investment purposes, (2) amended investment advisory agreement (PROPOSAL 1), and (3) changes to the Fund’s fundamental investment policies (PROPOSAL 2). The Board determined to recommend that shareholders vote FOR the amended investment advisory agreement and the changes to the Fund’s fundamental investment policies.

The Fund’s use of leverage will be subject to asset coverage requirements of (i) 300% with respect to borrowings and the issuance of senior securities that are debt (e.g. bonds, and (ii) 200% with respect to the issuance of senior securities that are stock (e.g., preferred shares). Leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for shareholders including: the likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or senior securities that the Fund may pay will reduce the return to common shares or will result in fluctuations in the dividends paid on the common shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses leverage, the investment advisory fee payable by the Fund to the Adviser will be higher than if the Fund did not use leverage. The use of borrowing, as well as the issuance of senior securities, creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments declines. For more information regarding the proposed changes to the Fund’s fundamental investment policies, see PROPOSAL 2.

PROPOSAL 1: AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT TO PROVIDE THAT FEES PAID UNDER THAT AGREEMENT WILL BE BASED ON ALL MANAGED ASSETS

Insight North America LLC (“Adviser”), 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser, pursuant to the terms of an Investment Advisory Agreement, amended and restated as of June 30, 2006 (the “Existing Agreement”). The Adviser presently serves as investment adviser to the Fund, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and to a number of other advisory clients. The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser is part of Insight or Insight Investment, the corporate brand for certain asset management companies operated by Insight Investment Management Limited, including, among others, Insight Investment (Global) Limited, Insight Investment International Limited and Insight Investment Management (Europe) Limited (IMEL). The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Adviser, or its affiliates, has served as investment adviser to the Fund since June 2005, initially pursuant to an interim advisory agreement pursuant to Rule 15a-4, which was later approved as the Existing Agreement by the shareholders of the Fund at the annual meeting of shareholders held on October 31, 2005. After an initial two-year period, continuation of the Existing Agreement has been approved at least annually by the Fund’s Board of Trustees (“Board”). The continuation of the Existing Agreement was most recently approved unanimously by the Fund’s Board of Trustees at a meeting held on June 24, 2020.

Each of the officers of the Fund are officers or employees of the Adviser: (1) Clifford D. Corso, President of the Fund; (2) Gautam Khanna, Vice President of the Fund; (3) James DiChiaro, Vice President of the Fund; (4) Thomas Stabile, Treasurer and Vice President of the Fund; and (5) Seth Gelman, Secretary and Chief Compliance Officer of the Fund.

Proposed Amendment to Advisory Agreement

In connection with the decision of the Board to change the Fund’s investment strategy to allow the Fund to employ leverage, it was determined that, as currently formulated, the language in the Existing Agreement relating to the calculation of the fees paid by the Fund to the Adviser is not broad enough to permit those fees to be based on all of the assets of the Fund that will be managed by the Adviser as part of its investment program. The current fee formulation provides that fees shall be based on the Fund’s month-end “net assets.” This term would not normally include proceeds of borrowings or the issuance of senior securities, even when the proceeds are used for investment purposes. Also, under regulatory interpretations applicable to preparation of the Fund’s financial statements, the term “net assets” would not include assets attributable to senior securities (such as certain preferred stock) that might be redeemed upon an event not under the control of the Fund. These interpretations are intended to clarify that securities of that type should not be included in a company’s financial statements as permanent equity. Although these interpretations do shape the general understanding of the term “net assets,” they do not address the method for calculating fees in contracts such as the Existing Agreement and they do not require that a fund compute its fees on the basis of a fund’s “net assets,” as that term is currently understood.

In considering this matter, the Board noted that the proceeds of any borrowings used for investment purposes, as well as the proceeds from the issuance of senior securities (including preferred stock), would increase the amount of Fund assets for which the Adviser would be expected to provide services to the Fund. In addition to being attentive to the various technical concerns in dealing with senior securities and borrowings, the Board noted that the Adviser would be responsible for identifying additional investment opportunities for the proceeds of these borrowings and securities offerings and for managing the additional investments. The Board also determined that the formulation of the fee language in the Existing Agreement was designed to compensate the Adviser on the basis of the total amount of assets as to which it makes investment decisions.

The Board noted that it had determined to seek shareholder approval to broaden the Fund’s authority to borrow; and for the Fund to have a fundamental policy regarding senior securities similar to that of more recently organized closed-end funds. Both of these actions had been determined to be in the best interests of the Fund and the Fund’s shareholders (see PROPOSAL 2). In the view of the Board, it would not be appropriate to take actions that increase assets which the Adviser is obliged by the Existing Agreement to manage without providing proportional additional compensation. In this regard, the Board considered that many investment companies that engage in leveraging activity provide for compensation of their investment adviser on the basis of total managed assets, including the proceeds of any borrowing used for investment and the proceeds of any issuance of senior securities.

In considering this matter, the Board had the opportunity to consult with counsel regarding the proposed amendment to the Existing Agreement. The Board, including the trustees that are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), voting separately, unanimously determined at the July 2020 Meeting, to recommend that shareholders approve a change in the fee calculation provision of the Existing Agreement to clarify that fee to the Adviser will be compensated based on all assets under management, including the proceeds of any borrowing used for investment and the proceeds of any issuance of senior securities (the “Amended Advisory Agreement”).

The current fee language in the Existing Agreement is as follows:

4. [Compensation.] As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Fund shall pay to the Investment Adviser from the Fund’s assets each month an investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the net asset value of the Fund on the last day of such month and 0.40% of the net asset value of the Fund on the last day of such month in excess of $100,000,000. The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with any instructions of the Board of Directors.

If this Agreement shall become effective subsequent to the first day of the month, or shall terminate before the last day of the month, the Investment Adviser’s compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average of the weekly net asset values of the Fund during such fraction of a month (or if none, to the net asset value of the Fund as calculated on the last day of the preceding month on which the New York Stock Exchange was open for trading) and in the proportion that such fraction of a month bears to the entire month.

If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month.

The proposed fee language for the Amended Advisory Agreement is as follows:

4. [Compensation.] As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Fund shall pay to the Investment Adviser from the Fund’s assets a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. The “Managed Assets” of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes, and shall be determined in accordance with any instructions of the Board of Directors.

If this Agreement shall become effective subsequent to the first day of the month, or shall terminate before the last day of the month, the Investment Adviser’s compensation for such fraction of the month shall be determined by applying the foregoing percentages to the Fund’s average daily Managed Assets during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month.

If the proposed change in the fee language of the Amended Advisory Agreement had been in effect during the Fund’s most recently completed fiscal year, the adviser would have received advisory fees of $1,005,735, or 0.50% less than the $1,010,805 in advisory fees actually received by the Adviser for the fiscal year ended March 30, 2020. This is as a result of the Adviser’s fee being calculated based on the Fund’s average daily managed assets, as opposed to month-end managed assets. In addition, the Fund did not borrow or issue senior securities during the fiscal year ended March 30, 2020. If the amount of the Fund’s assets under management increases either through borrowing or through the issuance of senior securities, this will result in an increase in the amount of the fees payable by the Fund under the Amended Advisory Agreement. The Adviser believes that the Fund may achieve returns that exceed the Fund’s cost of leverage plus fees under the Amended Advisory Agreement and other expenses attributable to such leveraging activity, but to the extent that it does not, a holder of the Fund’s common shares will receive a lower net return than if the Fund did not engage in leveraging activity.

If the amendment to the Advisory Agreement is approved by shareholders of the Fund, all terms of the Existing Agreement, other than the provision with respect to advisory fees set forth above will remain in effect.

The Amended Advisory Agreement

Under the terms of the Amended Advisory Agreement, the Adviser is responsible for making investment decisions and placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser at its discretion. The Adviser also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

The Adviser is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and will, render investment advisory services to other clients.

Consistent with the requirements of the 1940 Act, the Amended Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the performance of duties of the Adviser to the Fund, the Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

The Amended Advisory Agreement may be terminated by the Fund without penalty upon 60 days’ written notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares, or upon 60 days’ written notice by the Adviser. The Amended Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

The net assets of the Fund were $[ ] on September 10, 2020.

Board Review and Approval of the Amended Investment Advisory Agreement

At a special meeting of the Board held on July 30, 2020, the Board, including the Independent Trustees, unanimously approved the amendment to the Existing Agreement and determined that the Fund’s entry into such agreement is in the best interests of the Fund and its Shareholders.

In reaching its decision to approve the amendment to the Existing Agreement (the Existing Agreement, as amended, the “Amended Advisory Agreement”), the Board received information from the Adviser regarding its proposal to add leverage to the Fund by borrowing money, or issuing senior securities, or both, (the “Leverage Proposal”) and to amend the Existing Agreement to calculate the Fund’s investment advisory fee based on average daily “managed assets” (i.e., net assets plus the proceeds from borrowings and the issuance of senior securities used for investment purposes), at the March Meeting, June Meeting, and July Meeting. In the course of its deliberations regarding the Leverage Proposal and Amended Advisory Agreement, the Board considered, among other things, information furnished by the Adviser, as well as other information it deemed relevant. The Board also considered information provided by the Adviser in connection with the renewal of the Existing Agreement at the June Meeting. The Board requested and received responses from the Adviser to a number of questions from the Board.

More specifically, at the June Meeting, the Adviser formally presented the Leverage Proposal and the proposed amendment to the Existing Agreement to provide that the calculation of the Fund’s investment advisory fee be based on average daily “managed assets.” The Adviser provided the Board with documents and information supporting its proposal, including information on how the new strategy would be implemented, and responses to the Board’s information requests from the March Meeting.

At the June Meeting, the Board requested additional information regarding the Leverage Proposal and the Amended Advisory Agreement from the Adviser, including pro forma fee and expense information, and informed the Adviser that the Board would consider the Leverage Proposal and the Amended Advisory Agreement at a subsequent meeting, which was held on July 30, 2020. However, at the June Meeting, the Board approved the continuation of the Existing Agreement at the current fee level for an additional one year period.

In connection with the approval of the Existing Agreement, the Board was provided with, and reviewed, information in advance of the June Meeting, which included, among things, a general description of the services performed for the Fund by the Adviser, biographical information for the investment management team, historical performance charts and peer comparative rankings and the Fund’s performance information for the one-, three-, five- and ten-year periods ended March 31, 2020, the Fund’s share price, discounts and premiums to NAV for the last 10 years (the “15(c) Response”).

The Board considered (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. Without identifying any one factor as controlling, the Board concluded that the overall arrangement with the Adviser was fair and reasonable, and therefore determined to renew the Existing Agreement for an additional one year period. The Board noted, however, that ongoing discussions with the Adviser regarding the Leverage Proposal may culminate in the approval of the proposed Amended Advisory

Agreement before the expiration of the additional one year period of the Existing Agreement but that, at the June Meeting, the issue was not ripe for the Board’s consideration.

Before the July Meeting, the Adviser provided additional information relating to the Leverage Proposal and proposed Amended Advisory Agreement including, but not limited to, an updated 15(c) Response reflecting the proposed investment strategies, peer funds, and pro forma profitability and expenses of the Adviser, updated to reflect the Leverage Proposal. For example, the comparison of peer funds included the performance and fee information for a set of levered closed-end fixed income funds. In addition, the Board heard a presentation by the Adviser, and asked questions regarding the implementation of the Leverage Proposal. The Board considered that, if implemented, the Leverage Proposal may increase the common share dividend yield, increase the net expense ratio per share of the Fund, and increase the net distributable income of the Fund. In addition, the Board considered that, if implemented, the Leverage Proposal may help increase the Fund’s visibility in the marketplace and tradability, potentially helping to reduce the discount to net asset value that the Fund’s common shares trade at.

The Board also noted the effect that the Amended Advisory Agreement would have on the Adviser’s profitability. The Board noted that if the Leverage Proposal is approved and the Amended Advisory Agreement is adopted in connection therewith, that the Adviser will be compensated based on average daily total managed assets (including monies borrowed and proceeds from senior securities used for investment purposes) and reviewed the potential effect on the Adviser’s compensation at various levels of leverage. The Board noted that the Adviser plans to invest the borrowed funds or proceeds of issuances of senior securities using the same investment strategies and techniques as used for investment of the paid-in capital.

The table below illustrates the effect of leverage on the Adviser’s gross advisory fee on a pro forma basis as of June 30, 2020:

	Net Assets ($)	Assets from Leverage ($)	Average Daily Managed Assets ($)	Contractual Fee (%)	Effective Fee Rate (%)		Gross advisory fee ($)	Percent Change over No Leverage Scenario (%)
No Leverage 28% Leverage 33% Leverage	230,000,000 230,000,000 230,000,000	None 90,000,000 115,000,000	230,000,000 320,000,000 345,000,000	0.50% on the first $100mm of the Fund’s average daily managed assets and 0.40% on the Fund’s average daily managed assets in excess of $100mm	0.44 0.43 0.43	% % %	1,020,000 1,380,000 1,480,000	0.00 35.29 45.10	% % %

In voting to approve the Amended Advisory Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser at the March Meeting, June Meeting and July Meeting, including information that the Board found relevant to its approval of the Existing Agreement at the June Meeting. The Board considered that many of its conclusions with respect to the continuation of the Existing Agreement at the June Meeting remained applicable to its approval of the Amended Advisory Agreement. The Board also considered the advice of counsel regarding the standard of conduct required of the Board in approving the Amended Advisory Agreement. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Amended Advisory Agreement would be in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT

PROPOSAL 2: APPROVAL OF REVISIONS TO AND ELIMINATIONS OF THE FUND’S FUNDAMENTAL INVESTMENT POLICIES

Upon the recommendation of the Adviser, the Board has reviewed the Fund’s current fundamental investment policies and has recommended that the fundamental policies be amended or eliminated in order to increase the investment flexibility of the Fund and to simplify and modernize the policies to conform to changes in the law.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 (“NSMIA”), which preempted state “blue sky” laws regulating investment companies. Since many of the investment policies initially adopted by the Fund were adopted in response to the blue sky laws of various states where the Fund was offered, these investment policies are no longer required. Additionally, some of the Fund’s other investment policies are more restrictive than the 1940 Act requires. Certain changes to other fundamental policies are proposed in order to provide the Fund the ability to respond to favorable future legal, regulatory, market or technical changes to the full extent allowed by the 1940 Act.

While increased flexibility may mean that the Fund will be subject to greater risk, the Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the overall level of risk associated with investing in the Fund. Furthermore, the Board believes these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Fund’s management. Should the Proposals be approved by shareholders, it is anticipated that they would become effective on or about November [ ], 2020.

Under the 1940 Act, a Fund must disclose whether it has a policy regarding, among other things:

•	borrowing money;
•	issuing senior securities;
•	underwriting securities issued by other persons;
•	purchasing or selling real estate;
•	purchasing or selling commodities;
•	making loans to other persons; and
•	concentrating investments in a particular industry or group of industries.

These policies are fundamental and may not be changed without a shareholder vote. A fund may designate other policies as fundamental. The Fund currently has both required and non-required fundamental policies. The Fund’s current fundamental investment policies are as follows:

1.	The Fund will not issue any senior securities (as defined in the 1940 Act), except insofar as any borrowings permitted in (3) below might be considered to be the issuance of senior securities.

2.

The Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Fund’s total assets. The Fund may acquire a contractual commitment (a “Stand-by Commitment”) giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Fund to exceed 10% of its total assets. The Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the acquisition and holding of futures contracts. The Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Fund’s assets will be invested.

3.

The Fund will not borrow money, except that it may borrow money from banks (i) on an unsecured basis, provided that immediately after such borrowings, the amount of all borrowings is not more than 20% of the fair market value of the Fund’s assets (including the proceeds of the borrowings) less its liabilities or (ii) for temporary or emergency purposes but only in an amount not exceeding 5% of the market value of its total assets.

4.

The Fund will not underwrite the securities of other issuers, but this restriction shall not be applicable to the acquisition, holding and sale of securities acquired in private placement as provided in (9)(g) below.

5.	The Fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any industry.

6.

The Fund will not purchase or sell real estate; however, the Fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein.

7.

The Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

8.

The Fund will not make loans to other persons, except that it may (i) purchase debt securities in accordance with its investment objectives, (ii) lend its portfolio securities to brokers, dealers and banks which it deems qualified, if the borrower agrees to pledge collateral to the Fund equal in value at all times to at least 100% of the value of the securities loaned, and (iii) lend cash to securities dealers or banks which it deems qualified, initially on a wholly secured basis, in amounts which, immediately after any such loans, do not exceed in the aggregate 15% of the value of its total assets, nor 5% of such value to any one securities dealer or bank.

9.

a.

The Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets. This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

b.

The Fund will not invest less than 75% of the value of its total assets in (A) cash and cash items, (B) government securities (as defined in the 1940 Act) and (C) other securities (limited in respect of any one issuer to an amount not exceeding 5% of the value of its total assets).

c.	The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

d.

The Fund will not purchase the securities of an issuer, if, to the Fund’s knowledge, one or more officers or directors of the Fund or of the investment adviser of the Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

e.

The Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years’ continuous operation.

f.	The Fund will not participate on a joint or a joint and several basis in any securities trading account.

g.

The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities. Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

h.

The Fund will not acquire any futures contracts to deliver or acquire any security, and will not make any short sales, if, immediately thereafter, the aggregate value of the securities required to be delivered and to be acquired by the Fund pursuant to futures contracts would exceed 20% of the total assets of the Fund.

If approved by shareholders, the Fund’s fundamental investment policies will be:

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.

The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.

The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.

The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.

The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.

The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Each of the proposed investment policies, as well as the reason for each Proposal, is outlined below.

Proposal 2.1: Revise the Fund’s fundamental investment policy related to borrowing money.

Proposed Policy: The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: Under the 1940 Act, a fund must maintain at all times asset coverage of at least 300% of the amount of its borrowings for any purpose.

The proposed fundamental investment policy would permit borrowing money to the full extent permitted by the 1940 Act, or any rule, exemption or interpretation thereunder issued by an appropriate authority. By so amending this policy, the Fund would have increased flexibility in utilizing borrowing to implement its investment strategy. To the extent that the Fund utilizes the additional borrowing flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any other law, rule, exemption or interpretation thereof that may be applicable.

Proposal 2.2: Revise the Fund’s fundamental investment policy related to issuing senior securities.

Proposed Policy: The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy is intended to permit the Fund to issue senior securities including debt and preferred securities to the full extent allowed by the 1940 Act. The ability of a closed-end fund to issue senior securities is subject to various limitations under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued.

Under the 1940 Act, a closed-end fund is not permitted to issue debt securities or incur other indebtedness constituting senior securities unless, immediately thereafter, the value of total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, a closed-end fund may not issue debt securities in a principal amount of more than one-third of the amount of its total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. A closed-end fund also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act provides that a closed-end fund may not declare any cash dividend or other distribution on common or preferred stock, or purchase any shares of stock (through tender offers or otherwise), unless such fund would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. Under the 1940 Act, a closed-end fund may only issue one class of senior securities representing indebtedness.

Additionally, under the 1940 Act, a closed-end fund is not permitted to issue preferred stock unless immediately after such issuance, the value of its total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, a closed-end fund may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of the fund’s total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, a closed-end fund is not permitted to declare any cash dividend or other distribution on common stock, or repurchase any shares of common stock (through tender offers or otherwise), unless such fund would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. A closed-end fund may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Furthermore, if a closed-end fund redeems any preferred stock, it would result in a long-term decrease in cash available to be distributed to holders of its common stock in the form of dividends. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, a closed-end fund may only issue one class of preferred stock.

Certain portfolio management/leveraging techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate its assets or otherwise cover its obligations. Under current SEC guidance, to the extent a Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security”, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by us (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock).

Proposal 2.3: Revise the Fund’s fundamental investment policy related to underwriting securities issued by other persons.

Proposed Policy: The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act.

Proposal 2.4: Revise the Fund’s fundamental investment policy related to investment concentration.

Proposed Policy: The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act.

Proposal 2.5: Revise the Fund’s fundamental investment policy related to purchasing or selling real estate.

Proposed Policy: The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act.

Proposal 2.6: Revise the Fund’s fundamental investment policy related to purchasing or selling commodities.

Proposed Policy: The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act.

Proposal 2.7: Revise the Fund’s fundamental investment policy related to making loans to other persons.

Proposed Policy: The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act.

Proposal 2.8: The Elimination of certain of the Fund’s fundamental investment policies not required by law.

Existing Policies proposed to be eliminated:

•

The Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Fund’s total assets.

•

The Fund may acquire a contractual commitment (a “Stand-by Commitment”) giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Fund to exceed 10% of its total assets.

•

The Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the acquisition and holding of futures contracts.

•

The Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Fund’s assets will be invested.

•

The Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

•

The Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets. This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

•

The Fund will not invest less than 75% of the value of its total assets in (A) cash and cash items, (B) government securities (as defined in the 1940 Act) and (C) other securities (limited in respect of any one issuer to an amount not exceeding 5% of the value of its total assets).

•	The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

•

The Fund will not purchase the securities of an issuer, if, to the Fund’s knowledge, one or more officers or directors of the Fund or of the investment adviser of the Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

•

The Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years’ continuous operation.

•	The Fund will not participate on a joint or a joint and several basis in any securities trading account.

•

The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities. Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

•

The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities. Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

Explanation: These polices are not required by the 1940 Act or other applicable laws, and may unnecessarily inhibit the Fund from executing its investment program.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

PROPOSED REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES

*******

FURTHER INFORMATION ABOUT THE SPECIAL MEETING

AND ABOUT VOTING AT THE SPECIAL MEETING

Ownership of Fund Securities

The following table includes the ownership of Fund shares by the Trustees of the Fund as of March 31, 2020.

Independent Trustees

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in Family of Investment Companies
W. Thacher Brown	Over $100,000	Over $100,000
Ellen D. Harvey	$10,001-$50,000	$10,001-$50,000
Thomas E. Spock	$50,001-$100,000	$50,001-$100,000
Suzanne P. Welsh	$10,001-$50,000	$10,001-$50,000

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and executive officers (9 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Provided that a quorum is present, approval of each proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Proxy Solicitation and Costs

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund and the Adviser equally. The estimated costs of solicitation is approximately $90,000. The Trust has engaged AST Fund Solutions to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request by writing to the Fund at the address set forth above or by calling the Fund at 1-866-333-6685.

ADDITIONAL INFORMATION ABOUT ATTENDING THE MEETING

Instructions regarding how to vote via the Internet are included on the proxy card. The required control number for Internet voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

Only shareholders or their duly appointed proxy holders can attend the Special Meeting (virtually) and any adjournment or postponement thereof. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/[ ] at the meeting date and time described in this Proxy Statement. The password for the meeting is [INSI2020].

To participate in the Special Meeting, you will need to log on using the control number from your proxy card. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

If you are a registered shareholder, you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to AST. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three days prior to the meeting date and time described in this Proxy Statement. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy, to [•].

The online meeting will begin promptly at 10:30 a.m., Eastern time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser, Administrator and Transfer Agent

Insight North America LLC (the “Adviser”), 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser. BNY Mellon Investment Servicing (U.S.) Inc. provides certain administrative services to the Fund. The Adviser is a Delaware limited liability company and is an investment adviser registered under the Investment Advisers Act of 1940. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System. The Bank of New York Mellon has principal offices at 225 Liberty Street, New York, NY 10286. Bank of New York Mellon Corporation is the parent company of The Bank of New York Mellon. Computershare Investor Services is the transfer agent for the Fund, with principal offices located at 462 South 4th Street, Suite 1600, Louisville, KY, 40202.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2020, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

Shareholder Proposals

Proposals intended to be presented by shareholders for consideration at the 2021 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than January 15, 2021 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2021 Annual Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than February 26, 2021. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

Security Ownership of Certain Owners

To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date, except that, based on Schedule 13G filings, the following information with respect to beneficial ownership of more than 5% of the outstanding voting shares has been reported:

Title of Class	Name and Address	Percentage Ownership of Fund	Total Number of Shares
Shares of Beneficial Interest	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	6.0%	645,474

Shares of Beneficial Interest	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	7.99%	855,470

Shares of Beneficial Interest	SIT Investment Associates Inc. 200 Park Ave., 7th Fl. New York, NY 10166	10.18%	1,089,675

Shares of Beneficial Interest	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 E. Liberty Dr., #400 Wheaton, IL 60187	14.76%	1,580,897

*	These entities filed a combined Schedule 13G for the share amount and percentage shown.

As of the Record Date, Cede & Co. held approximately 95.06% of the outstanding voting shares of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.)

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

By Order of the Trustees,

Clifford Corso

President, Insight Select Income Fund

Dated: September [ ], 2020

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU VOTE VIA THE INTERNET, TELEPHONE, OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE SPECIAL MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

INSIGHT SELECT INCOME FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Gautam Khanna, James DiChiaro and Thomas Stabile, or either one of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the Insight Select Income Fund entitled to vote at a Special Meeting of Shareholders of the Fund to be held on November 5, 2020 at 10:30 a.m. Eastern time, or at any adjournments thereof. If you plan to attend the Special Meeting virtually on the Internet, you must register by following the instructions contained in the “INFORMATION ABOUT ATTENDING THE MEETING” section of the accompanying Proxy Statement, and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 783-5524. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 5, 2020. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/Insight/docs/proxy2020.pdf

Insight Select Income Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSALS		FOR	AGAINST	ABSTAIN

1.

To approve an amendment to the investment advisory agreement between Insight North America LLC and Insight Select Income Fund to provide that fees paid under that agreement will be based on managed assets; and

		°	°	°

2.	To approve revisions to the Fund’s fundamental investment policies required by the 1940 Act and to eliminate certain of the Fund’s fundamental investment policies not required by the 1940 Act:

2.1	To approve the revision of the Fund’s fundamental investment policy relating to borrowing money.	°	°	°

2.2	To approve the revision of the Fund’s fundamental investment policy relating to issuing senior securities.	°	°	°

2.3	To approve the revision of the Fund’s fundamental investment policy relating to underwriting securities issued by other persons.	°	°	°

2.4	To approve the revision of the Fund’s fundamental investment policy relating to investment concentration.	°	°	°

2.5	To approve the revision of the Fund’s fundamental investment policy relating to selling real estate.	°	°	°

2.6	To approve the revision of the Fund’s fundamental investment policy relating to selling commodities.	°	°	°

2.7	To approve the revision of the Fund’s fundamental investment policy relating to making loans to other persons.	°	°	°

2.8	To approve the elimination of the Fund’s fundamental investment policies not required by law.	°	°	°

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING